COLONIAL GLOBAL EQUITY FUND
                Supplement to Statement of Additional Information
                 dated February 28, 1997, Revised August 1, 1997




Effective immediately, Colonial Investment Services, Inc.'s (CISI) name is changed to Liberty Financial Investments, Inc. (LFII). All references to CISI in the Statement of Additional Information are now references to LFII.

The first paragraph under the caption FUND CHARGES AND EXPENSES is revised in its entirety as follows:

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, at the annual rate of 0.95%, subject to any voluntary reduction that the Adviser may agree to from time to time.






















GE-39/298E-1097                                          October 20, 1997